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                                                                     Exhibit 4.1

                        INCORPORATED UNDER THE LAWS OF
                            THE STATE OF DELAWARE

                             CENTRA SOFTWARE, INC.

THIS CERTIFICATE IS TRANSFERABLE                              COMMON STOCK
IN BOSTON, MA OR NEW YORK, NY                                $0.001 PAR VALUE

                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                         CUSIP

is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARE OF COMMON STOCK $0.001 PAR VALUE, OF

CENTRA SOFTWARE, INC. transferable on the books of the Corporation in person or by attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-laws of the Corporation as from time to time amended.

    This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    IN WITNESS WHEREOF, CENTRA SOFTWARE, INC. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

    IN WITNESS WHEREOF, CENTRA SOFTWARE, INC. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

    Dated:

Stephen A. Johnson           CENTRA SOFTWARE, INC.       Leon Novickos
                             CORPORATE
TREASURER AND CHIEF          SEAL                        PRESIDENT AND
FINANCIAL OFFICER            1995                    CHIEF EXECUTIVE OFFICER
                             DELAWARE

                         COUNTERSIGNED AND REGISTERED

                         BY

                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                                            AUTHORIZED SIGNATURE

                            CENTRA SOFTWARE, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM   -as tenants in common             UNIF GIFT MIN ACT- ____________
    TEN ENT   -as tenants by the entireties                              (Cust)
    JT TEN    -as joint tenants with right of                        under Unif
               survivorship and not as tenants                       Act_______
               in common
    CON PROP  -as community property

    Additional abbreviations may also be used though not in the above list.

For value received __________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within-named Corporation with full power or substitution in the premises.

Dated,
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                                 -----------------------------------------------
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                 CHANGE WHATEVER.

Signature(s) Guaranteed:
                          ------------------------------------------------------
                          THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.